UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION
                                 Amendment #1
            Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

( X )   Preliminary Information Statement
(   )   Confidential, for Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))
(   )   Definitive Information Statement

                             Newgioco Group, Inc.
                            _____________________
              (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

( X )   No fee required

(   )   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
        (1)  Title of each class of securities to which transaction applies:
             Common
        (2)  Aggregate number of securities to which transaction applies:
             38,014,373
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
        (4)  Proposed maximum aggregate value of transaction: N/A
        (5)  Total fee paid: N/A

(   )   Fee paid previously with preliminary materials.

(   )   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
        (2)  Form, Schedule or Registration Statement No.:
        (3)  Filing Party:
        (4)  Date Filed:



EXPLANATORY NOTE

This Amendment is being filed to amend the Preliminary Information Statement of Newgioco Group, Inc., which was filed with the Securities and Exchange Commission on December 15, 2017. The change in this Amendment #1 includes additional disclosure to clarify that the Effective Date of the actions taken shall in no event occur earlier than the 20th calendar day following the mailing of this Information Statement.

                              NEWGIOCO GROUP, INC.
                        Suite 701, 130 Adelaide St. W.
                           Toronto, Ontario M5H 2K4

             NOTICE OF SHAREHOLDER ACTION TAKEN IN LIEU OF A MEETING

Date:  December (  ), 2017
Toronto, Ontario

TO: THE SHAREHOLDERS OF NEWGIOCO GROUP, INC. (the "Company")

This Notice and the accompanying Information Statement ("Information Statement") are being furnished by Newgioco Group, Inc., a Delaware corporation (referred to in this Notice and Information Statement as "we," "our," and the "Company") to stockholders of our common stock, par value $0.0001 per share (the "Common Stock") to inform you that the following actions were approved by shareholders holding a majority ("Majority Stockholders") of our issued and outstanding shares of Common Stock by written consent in lieu of a meeting on November 28, 2017 (the "Written Consent") and the Board of Directors of the Company (the "Board") unanimously ratified and approved these actions of the Majority Stockholders by resolutions adopted on November 28, 2017, in accordance with the Delaware General Corporation Law ("DGCL"):

(1) To increase the number of the Company's total issued and outstanding shares of common stock by conducting a forward stock split at the rate of two (2) shares for each one (1) (2 for 1) share currently issued and outstanding.

         THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND
                 NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER
                    ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

The written consent of the Majority Shareholders satisfies the stockholder vote requirement for these actions under the DGCL and our By-laws and no additional votes will be needed. Accordingly, your consent is not required in connection with the approval of these corporate actions. You do not need to do anything in response to this Notice and Information Statement.

The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 and pursuant to the Written Consent shall be taken at such further date as determined by the Board, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware (the "Amendment"), but in no event earlier than the 20th day after the Information Statement is mailed or furnished to the stockholders of record as of November 28, 2017. The Amendment was authorized and approved by Written Consent dated November 28, 2017, a copy of which is attached hereto as Exhibit "A".

Please feel free to contact us at investor@newgiocogroup.com should you have any questions on the enclosed Information Statement.


By Order of the Board of Directors,

/s/ Michele Ciavarella, B.Sc.
_____________________________
Michele Ciavarella
Chairman and CEO

                            INFORMATION STATEMENT
         PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT
                            OF 1934, AS AMENDED

This Information Statement is being mailed or furnished by the Board of Directors of Newgioco Group, Inc., a Delaware corporation (referred to as "we," "our," "us," and the "Company"), with principal executive offices at Suite 701, 130 Adelaide St. W, Toronto, Ontario M5H 2K4, to our stockholders of record on November 28, 2017 solely for the purpose of informing you of actions taken by the shareholders holding a majority ("Majority Stockholders") of our issued and outstanding shares of common stock, par value $0.0001 per share (the "Common Stock") by written consent in lieu of a special meeting of stockholders on November 28, 2017 (the "Written Consent") and by our Board of Directors (the "Board") pursuant to resolutions adopted on November 28, 2017, in accordance with the Delaware General Corporation Law ("DGCL").

The actions taken by Written Consent of the Majority Shareholders to amend to our Certificate of Incorporation, will become effective for stockholders of record on or about November 28, 2017 (the "Record Date") upon the filing of the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Incorporation"), as shall be determined by our Board and upon approval is given by FINRA, but in no event earlier than the 20th day after the Information Statement is mailed or furnished to the stockholders of record as of November 28, 2017, authorizing us to:

(1) increase the number of the Company's total issued and outstanding shares of common stock by conducting a forward stock split at the rate of two (2) shares for every one (1) (2 for 1) share currently issued and outstanding (the "Forward Split").

Section 228 of the Delaware Statutes provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.

In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Forward Split as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Forward Split in a timely manner.

The form of the Certificate of Amendment to our Certificate of Incorporation is attached to this Notice of Stockholder Action as Appendix A, which is hereby incorporated into this Information Statement by reference.

This Notice and Information Statement is expected to be mailed to stockholders of record on November 28, 2017 on or about December ( ), 2017, and the transaction described herein shall become effective at such future date as determined by the Board, as evidenced by the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after the Information Statement is mailed or furnished to the stockholders of record as of November 28, 2017.


 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY


                       DISSENTERS' RIGHTS OF APPRAISAL

Under the Delaware Statutes, shareholders are not entitled to dissenters' rights of appraisal in connection with the Forward Split.

                    OUTSTANDING SHARES AND VOTING RIGHTS

As of November 28, 2017, the Company's authorized capitalization consisted of Eighty Million (80,000,000) shares of common stock, with a par value of $0.0001 per share (the "Common Stock") and Twenty Million (20,000,000) shares of preferred stock (the "Preferred Stock").

As of November 28, 2017, which is the date of the Written Consent of the Majority Shareholders, we have no shares of Preferred Stock outstanding and 38,014,373 shares of Common Stock issued and outstanding entitled to vote on the matters presented in this Information Statement. Under our By-laws and the DGCL, approval of the amendment to our Certificate of Incorporation to implement a Forward Split requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote on the amendments. Each share of our Common Stock is entitled to one vote on each matter to be approved. As of the November 28, 2017, the Majority Shareholders were the owners of 30,097,941 shares of our Common Stock representing approximately 79.2% of the shares of our Common Stock entitled to vote on such date, and executed the Written Consent in lieu of a meeting in accordance with the DGCL, as follows:

Gold Street Capital Corp(1)         19,716,330           51.9%
Alessandro Marcelli                  2,500,000            6.8%
Beniamino Gianfelici                 2,500,000            6.8%
Luca Pasquini                        2,538,911            6.9%
Gabriele Peroni                      2,517,900            6.8%
Franco Salvagni                        324,800             <1%

(1) Gold Street Capital Corp is a company owned by Gilda Ciavarella, the spouse of our Chairman and CEO, Michele Ciavarella. Michele Ciavarella disclaims any beneficial ownership over the shares of the Company held by Gold Street Capital Corp.

Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to the shareholders. The total number of votes able to be cast by all of the outstanding shares of Capital Stock is referred to herein as the "Voting Stock".

The Written Consent is sufficient under the DGCL and our By-laws to approve and adopt the actions described in this Information Statement. Consequently, no further stockholder action is required. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the actions taken by Written Consent to amend to our Certificate of Incorporation, will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation, as shall be determined by our Board and when the Financial Industry Regulatory Authority ("FINRA") has declared the Forward Split effective.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of our Common Stock owned as of November 28, 2017 by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the Shareholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Owner                Shares Beneficially             Percent
                                                       Owned               Owned

Gold Street Capital Corp(1)                       19,716,330               51.9%
Alessandro Marcelli                                2,500,000                6.8%
Beniamino Gianfelici                               2,500,000                6.8%
Luca Pasquini                                      2,538,911                6.9%
Gabriele Peroni                                    2,517,900                6.8%
Franco Salvagni                                      324,800                 <1%
Mississaugas of the New Credit
 First Nation                                      2,669,000                7.2%
Non Executive Directors as a Group (4 persons)       125,000                 <1%

(1) Gold Street Capital Corp is a company owned by Gilda Ciavarella, the spouse of our Chairman and CEO, Michele Ciavarella. Michele Ciavarella disclaims any beneficial ownership over the shares of the Company held by Gold Street Capital Corp.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our Common Stock issuable upon the exercise of warrants or stock options exercisable currently or within 60 days of November 28, 2017, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The numbers reflected in the percent owned column is based on 38,014,373 shares of our Common Stock issued and outstanding as of November 28, 2017. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

On November 28, 2017, the Board unanimously adopted a resolution approving the increase the number of the Company's total issued and outstanding shares of Common Stock by conducting a forward stock split at the rate of two (2) shares for every one (1) (2 for 1) share currently issued and outstanding.


                   INTEREST OF CERTAIN PERSONS IN THE MATTERS
                     DESCRIBED IN THIS INFORMATION STATEMENT

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any matter described in this Information Statement, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." None of our directors opposed the Forward Split Amendment.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                                                                      Non-equity  Nonqualified
Name and                                     Stock     Option     Incentive Plan      Deferred     All Other         Total
principal                   Salary   Bonus   Award(s)   Award(s)    Compensation  Compensation  Compensation  Compensation
position              Year      ($)     ($)       ($)        ($)              ($)           ($)           ($)           ($)
-------------------   ----  ------  ------   -------   --------   --------------  ------------  ------------  ------------

Michele Ciavarella,
CEO, CFO Chairman     2016  120,000      0   225,000          0                0             0             0     *345,000
                      2015  120,000      0         0          0                0             0             0      120,000
Alessandro Marcelli
President, Director   2016   42,900      0   225,000          0                0             0             0      267,900
                      2015   42,900      0         0          0                0             0             0       42,900
Luca Pasquini
CTO, Director         2016   49,000      0         0          0                0             0             0       49,000
Gabriele Peroni
VP Business Dev.      2016   28,000      0         0          0                0             0             0       28,000
Beniamino Gianfelici
VP Regulatory Affairs 2016        0	 0   225,000          0                0             0             0      225,000
                      2015        0      0         0          0                0             0             0            0
Franco Salvagni
VP Land-based
Operations            2016   28,000      0         0          0                0             0             0       28,000

   * The restricted stock award shares granted to our Chairman and CEO, Michele Ciavarella, were assigned to Gold Street Capital Corp. Gold Street Capital Corp. is a company owned by Gilda Ciavarella, the spouse of our Chairman and CEO, Michele Ciavarella. Michele Ciavarella disclaims any beneficial ownership over the shares of the Company held by Gold Street Capital Corp.

There are no current employment agreements between the Company and its executive officers. Our officers submit invoices for services provided to the Company for business development. Our officers have agreed to receive shares of common stock in lieu of cash until such time as the Company receives sufficient revenues necessary to provide proper salaries and compensation to all officers. At this time, management cannot accurately estimate when sufficient revenues will occur to implement this compensation, or the exact amount of compensation.

There are no annuities, pensions or retirement benefits proposed to be paid to officers of the Company in the event of retirement at a normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.


                               DIRECTORS COMPENSATION

The Company does not pay any of its directors for their services as directors. It is possible that management could begin to pay its directors for meetings attended, grant a small number of stock options or issue shares of our common stock for their services. However, no specific determination in this regard has been made.

                           ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify all of the Company's shareholders of certain corporate actions taken by the Majority Shareholders pursuant to the Written Consent.

Who is Entitled to Notice?

Each outstanding share of Capital Stock as of record on November 28, 2017 will be entitled to notice of the actions to be taken pursuant to the Written Consent. The shareholders, as of the close of business on November 28, 2017, that held in the aggregate in excess of seventy-nine percent (79%) of the voting power of the Company's outstanding shares of Voting Stock, voted in favor of the Forward Split.

What Constitutes the Voting Stock of the Company?

The voting power entitled to vote on the Forward Split consists of the vote of the holders of the issued and outstanding shares of our Capital Stock. As of November 28, 2017, a total of 38,014,373 votes were able to be cast on any matters submitted to the Shareholders.

What Vote is Required to Approve the Forward Split?

The affirmative vote of a majority of the voting power of the shares of Voting Stock outstanding on November 28, 2017 is required for approval of the Forward Split. A majority of the voting power of the outstanding shares of Voting Stock voted in favor of the Forward Split pursuant to the Written Consent.

What Corporate Matters Did The Majority Shareholders Vote For?

Shareholders holding a majority of the Voting Stock voted in favor of the following:

(1) To increase the number of the Company's total issued and outstanding shares of common stock by conducting a forward stock split at the rate of two (2) shares for every one (1) (2 for 1) share currently issued and outstanding (the "Forward Split").


                                 FORWARD SPLIT

       PLEASE NOTE THAT THE FORWARD SPLIT WILL NOT CHANGE YOUR PROPORTIONATE
                      EQUITY INTERESTS IN THE COMPANY.

                    PURPOSE AND EFFECT OF THE FORWARD SPLIT

The Board of Directors believe that it is in the best interests of the Company to implement the Forward Split.

We have no present understandings or agreements that will involve the issuance of capital stock, apart from understandings and agreements disclosed in our filings with the Securities and Exchange Commission. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock.

As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions for the newly authorized but unissued shares that will become available following our Forward Split.

The effect of the Forward Split, if any, upon the stock price for our Common Stock cannot be predicted. Furthermore, we cannot assure you that the stock price of our common stock after the Forward Split will fall in proportion to the increase in the number of shares of common stock outstanding as a result of the Forward Split because, among other things, the stock price of our common stock may be based on our performance and other factors as well.

The principal effect of the Forward Split will be the increase in the number of shares of common stock issued and outstanding from approximately 38,014,373 shares as of the Record Date, to approximately 76,028,746 shares. The Forward Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company or proportionate voting power. The common stock issued pursuant to the Forward Split will remain fully paid and non-assessable. The Forward Split shall not affect any rights, privileges or obligations with respect to the shares of common stock existing prior to the Forward Split, nor does it increase or decrease the market capitalization of the Company. The Forward Split is not intended as, and will not have the effect of, a "going private transaction" under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The following chart depicts the capitalization structure of the Company both pre-Forward Stock Split and post-Forward Stock Split:

Pre-Forward Split

                                                                      Authorized
Authorized shares of:                 Issued shares                 but unissued

Common Stock 80,000,000                  38,014,373                   41,985,627
Preferred Stock 20,000,000                        0                   20,000,000

Post-Forward Split

                                                                      Authorized
Authorized shares of:                 Issued shares                 but unissued

Common Stock 80,000,000                  76,028,746                    3,971,254
Preferred Stock 20,000,000                        0                   20,000,000


                 CERTAIN RISKS ASSOCIATED WITH FORWARD SPLIT

You should recognize that while you will own a greater number of shares of Common Stock than you presently own, the Forward Split may result in a decline in the potential stock price of our Common Stock. We cannot assure you that the Forward Split will affect the potential stock price of our Common Stock by a multiple equal to the Forward Split ratio or result in the permanent decline in any potential stock price (which is dependent upon many factors, including our performance and prospects). Should the stock price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Forward Split. Furthermore, the possibility exists that potential liquidity in the stock price of our Common Stock could be adversely affected by the greater number of shares of Common Stock that would be outstanding after the Forward Split.

                   ANTI-TAKEOVER EFFECTS OF THE FORWARD SPLIT

The overall effect of the Forward Split may be to render more difficult the consummation of mergers with the Company or the assumption of control by a principal stockholder, and thus make it difficult to remove management.

A possible effect of the Forward Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company's voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of Common Stock.

The Forward Split is not the result of management's knowledge of an effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise, nor is the Forward Split a plan by management to adopt a series of amendments to the Company's charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.


   PROCEDURE FOR EFFECTING FORWARD SPLIT AND EXCHANGE OF STOCK CERTIFICATES

We anticipate that the Forward Split will become effective on or about December 18, 2017, or as soon thereafter as is reasonably practicable (the "Effective Date"), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. Beginning on the Effective Date, each stock certificate representing pre-Forward Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Forward Split shares of Common Stock.

Following the Forward Split, stock certificates representing the pre-Forward Split Shares will continue to be valid. In the future, new stock certificates will be issued reflecting the Forward Split, but this in no way will affect the validity of your current stock certificates. After the effective date of the Forward Split, new certificates representing the additional post-Forward Split Shares will be issued and mailed to you by our transfer agent, Signature Stock Transfer, Inc. We request that stockholders do not send any of their pre-Forward Split stock certificates to our transfer agent. The cost of the issuance of a new post-Forward Split stock certificate will be borne by us.

Further, we must notify FINRA by filing an issuer company related action notification form no later than ten (10) days prior to our anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Stockholders should not destroy any stock certificates and should not submit any certificates without a letter of transmittal.


                             RESTRICTED SECURITIES

Stock certificates evidencing post-Forward Split shares that are issued and mailed to shareholders as of the Record Date pursuant to the Forward Split representing "restricted securities," as that term is defined in Rule 144 promulgated under the Securities Act of 1933, will bear the same restrictive legend as the pre-Forward Split stock certificates. Also, for purposes of determining the term of the restrictive period applicable to the post-Forward Split shares, the period during which a stockholder has held their pre-Forward Split shares will be included in the total holding period for the post-Forward

Split shares.

                                FRACTIONAL SHARES

No fractional shares of common stock will be issued as the result of the Forward Split.


                         FEDERAL INCOME TAX CONSEQUENCES

We will not recognize any gain or loss as a result of the Forward Split.

The following description of the material federal income tax consequences of the Forward Split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Forward Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers, banks, regulated investment companies, foreign entities or insurance companies). This discussion assumes the shares of Common Stock are held as capital assets, and were not acquired by the stockholder as compensation. The state and local tax consequences of the Forward Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the federal income tax effects of the Forward Split will be that a stockholder who receives an increased number of shares of our Common Stock will not recognize gain or loss. With respect to a Forward Split, such a stockholder's basis in the increased number of shares of our Common Stock will equal the stockholder's basis in its old shares of our common stock. The holding period of the post-effective Forward Split shares received will include the holding period of the pre-effective Forward Split shares exchanged. The Company's views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.


                        SHAREHOLDERS SHARING AN ADDRESS

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a "street-name shareholder") and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at [+39.391.306.4134]. In addition, any such street-name shareholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

                     FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates," "intends," "believes," "will," "estimates," "expects," "plans," "projects," "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.


                             ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.


                      RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company's board of directors recommended approval of the Forward Split to the Voting Shareholders.

By order of the Board of Directors

/s/ Michele Ciavarella
______________________
Michele Ciavarella
Chairman and CEO
December (  ), 2017

APPENDIX "A"

                                STATE OF DELAWARE
                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                               NEWGIOCO GROUP, INC.

The undersigned, Michele Ciavarella, the officer of Newgioco Group, Inc. (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware ("GCL"), does hereby certify and set forth as follows:

First: That the Board of Directors (the "Board") of the Corporation, at a special meeting on November 28, 2017, in accordance with Sections 141 and 242 of the General Corporation Law approved a resolution to amend the Corporation's Certificate of Incorporation, declaring said resolution to be advisable, and submitting the proposal to the stockholders of the Corporation for action on written consent in lieu of a meeting of the stockholders of the Corporation for consideration thereof. The Resolution setting forth the proposed amendment is as follows:

  RESOLVED, that that the issued and outstanding Common Stock of the Corporation be changed and converted, and that two (2) new Shares of Common Stock, $0.0001 par value, be issued in exchange for each one (1) Share of Common Stock, $0.0001 par value, issued and outstanding at the close of business on December 15, 2017;

Second: That holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted acting by written consent in accordance with Section 228 of the GCL, a resolution was adopted approving the Forward Split.

Third: That the Board of Directors of the Corporation, at a special meeting held on November 28, 2017 by unanimous written consent, immediately following the above-referenced written consent of stockholders, unanimously adopted a resolution providing as follows: (a) that, as soon as practicable, the Corporation will effect a forward stock split whereby each stockholder shall receive two (2) shares of common stock of Corporation for every one (1) shares owned.

Fourth: That the said amendments where duly adopted in accordance with the provisions of Section 242 of the GCL.

Fifth: That the capital of the Corporation shall not be reduced under or by reason of the amendment.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation of the Corporation to be signed by the undersigned, Michele Ciavarella, an Authorized Officer, and the undersigned has executed this certificate and affirms the foregoing as true and under penalty of perjury this day of November 28, 2017.


By: /s/ Michele Ciavarella
____________________________________
Michele Ciavarella, Chairman and CEO